UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	September 21, 2012

Multimedia Games Holding Company, Inc.
(Exact name of Registrant as Specified in its Charter)

000-28318
(Commission File Number)

Texas	74-2611034
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

206 Wild Basin Road South, Bldg. B Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 334-7500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 21, 2012, Multimedia Games, Inc., a Delaware corporation, and MGAM Systems, Inc., a Delaware corporation (the “Borrowers”), direct, wholly-owned subsidiaries of Multimedia Games Holding Company, Inc., and the lenders party thereto, Comerica Bank, as administrative agent and lead arranger (“Comerica”), and Wells Fargo Bank, N.A., as syndication agent (“Wells Fargo”), entered into Amendment No. 1 (“Amendment No. 1”) to Amended and Restated Credit Agreement (the “Credit Agreement”) by and among Borrowers, the financial institutions who are party thereto, Comerica, and Wells Fargo, dated as of August 3, 2011.

Amendment No. 1 amends the Credit Agreement by providing that (i) letters of credit under the Credit Agreement shall be discretionary (previously committed); (ii) the limitation on debt to finance acquisitions and capital asset purchases is increased to $1,000,000 (previously $500,000); (iii) limitations on capital expenditures is increased to $60 million, with no carryover (previously $40 million with a carryover for any unused amount into the succeeding year); and (iv) the applicable margin grid is amended for a margin reduction of 25 basis points at both levels.  In addition, certain provisions of the Amended and Restated Security Agreement, by and among Borrowers and Comerica, dated as of August 3, 2011, are amended in order to provide for certain provisions required pursuant to Nevada gaming laws and regulations.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1 which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this report by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1
Amendment No.1 to Amended and Restated Credit Agreement by and among Multimedia Games, Inc., MGAM Systems, Inc., Comerica Bank, in its capacity as administrative agent and lead arranger, and Wells Fargo Bank, N.A., as syndication agent, dated as of September 21, 2012.

10.2	Amendment No. 1 to Amended and Restated Security Agreement by and among Multimedia Games, Inc., MGAM Systems, Inc., and Comerica Bank, dated as of September 21, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTIMEDIA GAMES HOLDING COMPANY, INC.

Dated: September 24, 2012	By:	/s/ Jerome R. Smith
Jerome R. Smith
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amendment No.1 to Amended and Restated Credit Agreement by and among Multimedia Games, Inc., MGAM Systems, Inc., Comerica Bank, in its capacity as administrative agent and lead arranger, and Wells Fargo Bank, N.A., as syndication agent, dated as of September 21, 2012.

10.2	Amendment No. 1 to Amended and Restated Security Agreement by and among Multimedia Games, Inc., MGAM Systems, Inc., and Comerica Bank, dated as of September 21, 2012.